SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549





                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 16, 2001



                     INGERSOLL-RAND COMPANY
     (Exact name of registrant as specified in its charter)



    New Jersey              1-985                 13-5156640
(State  or  other        (Commission            (IRS Employer
  jurisdiction           File Number)        Identification No.)
of incorporation)



           200 Chestnut Ridge Road
        Woodcliff Lake, New Jersey 07677         07677
   (Address of principal executive offices)    (ZIP Code)


Registrant's telephone number, including area code: (201) 573-0123


Item 5.  Other Events

     On October 16, 2001, Ingersoll-Rand Company (the "Company") issued the press release attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

      Exhibit
      Number          Description

      99.1     --     Press Release, dated October 16, 2001,
                      issued by Ingersoll-Rand Company.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                     INGERSOLL-RAND COMPANY



Date:  October 16, 2001             By:  /s/ Patricia Nachtigal
                                    Patricia Nachtigal
                                    Senior Vice President and
                                    General Counsel


                          EXHIBIT INDEX


      Exhibit
      Number          Description

      99.1     --     Press Release, dated October 16, 2001,
                      issued by Ingersoll-Rand Company.